UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2015

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Heritage Commerce Corp (the “Company”) hereby amends its Current Report on Form 8-K dated August 20, 2015 and filed with the Securities and Exchange Commission on August 21, 2015 (the “Current Report”) to amend Item 9.01 to include required financial statements and pro forma financial information.  At the filling of the Current Report disclosing the Registrant’s acquisition of Focus Business Bank, the Company indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed.  Item 9.01 of the Current Report is hereby amended as follows:

Item 9.01                                           Financial Statements and Exhibits.

(a)(1)   Audited Consolidated Financial Statements of Focus Business Bank for the years ended December 31, 2014 and 2013 are incorporated by reference  and are included in the Heritage Commerce Corp Registration Statement on Form S-4, originally filed on June 9, 2015, as amended on June 26, 2015.

(a)(2)   Unaudited Consolidated Financial Statements of Focus Business Bank as of June 30, 2015 and June 30, 2014 and for the three months and the six months ended June 30, 2015 and June 30, 2014 are filed as Exhibit 99.1.

(b)(1)  Unaudited Pro Forma Combined Condensed Financial Information of Heritage Commerce Corp and Focus Business Bank as of June 30, 2015 and for the six months ended June 30, 2015 and the year ended December 31, 2014 are filed as Exhibit 99.2.

(c)                                  Not applicable.

(d)                                 Exhibits.

99.1                        Unaudited Consolidated Financial Statements of Focus Business Bank as of June 30, 2015 and June 30, 2014 and for the three months and the six months ended June 30, 2015 and June 30, 2014.

99.2                        Unaudited Pro Forma Combined Condensed Financial Information of Heritage Commerce Corp and Focus Business Bank as of June 30, 2015 and for the six months ended June 30, 2015 and the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: November 3, 2015	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Unaudited Consolidated Financial Statements of Focus Business Bank as of June 30, 2015 and June 30, 2014 and for the three months and the six months ended June 30, 2015 and June 30, 2014.

99.2

Unaudited Pro Forma Condensed Combined Financial Information of Heritage Commerce Corp and Focus Business Bank as of June 30, 2015 and for the six months ended June 30, 2015 and the year ended December 31, 2014.